SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 22, 2004

COMMISSION FILE NUMBER: 1-7959

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

MARYLAND

(State or other jurisdiction of incorporation or organization)

52-1193298

(I.R.S. employer identification no.)

1111 WESTCHESTER AVENUE
WHITE PLAINS, NEW YORK 10604

(Address of principal executive offices, including zip code)

(914) 640-8100

(Registrant’s telephone number, including area code)

COMMISSION FILE NUMBER: 1-6828

STARWOOD HOTELS & RESORTS

(Exact name of registrant as specified in its organizational documents)

MARYLAND

(State or other jurisdiction of incorporation or organization)

52-0901263

(I.R.S. employer identification no.)

1111 WESTCHESTER AVENUE
WHITE PLAINS, NEW YORK 10604

(Address of principal executive offices, including zip code)

(914) 640-8100

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     99.1 Press release dated July 22, 2004.

ITEM 9. REGULATION FD DISCLOSURE

     On July 22, 2004, Starwood announced its financial and operating results for the quarter ended June 30, 2004. The press release is attached as Exhibit 99.1 and incorporated by reference.*

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 22, 2004, Starwood announced its financial and operating results for the quarter ended June 30, 2004. The press release is attached as Exhibit 99.1 and incorporated by reference.*

*     The information furnished under Item 9 and Item 12, including the attached exhibit, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has caused this report to be signed on its behalf by the undersigned who is duly authorized.

STARWOOD HOTELS & RESORTS		STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

By: /s/ Vasant M. Prabhu		By: /s/ Vasant M. Prabhu

Name: Title:	Vasant M. Prabhu Vice President, Chief Financial Officer	Name: Title:	Vasant M. Prabhu Executive Vice President and Chief Financial Officer

Dated: July 22, 2004